(h)(7)(C)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Mid Cap Value Fund
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING Value Choice Fund

ING FUNDS TRUST
ING Floating Rate Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST
ING American Funds Asset Allocation Portfolio[1]
ING American Funds Bond Portfolio[1]
ING American Funds Global Growth and Income Portfolio
ING American Funds Growth Portfolio[1]
ING American Funds International Growth and Income Portfolio
ING American Funds International Portfolio[1]
ING Artio Foreign Portfolio
ING BlackRock Health Sciences Opportunities Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio[1]
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Core Growth and Income Portfolio[1]
ING DFA Global Allocation Portfolio
ING DFA World Equity Portfolio
ING FMRSM Diversified Mid Cap Portfolio[1]
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio[1]
ING Global Resources Portfolio[1]
ING Goldman Sachs Commodity Strategy Portfolio ING Invesco Van Kampen Growth and Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio[1]
ING JPMorgan Small Cap Core Equity Portfolio[1]
ING Large Cap Growth Portfolio ING Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio[1]
ING Liquid Assets Portfolio[1]
ING Marsico Growth Portfolio[1]
ING MFS Total Return Portfolio[1]
ING MFS Utilities Portfolio

1 Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

1

(h)(7)(C)(i)

ING Morgan Stanley Global Franchise Portfolio
ING PIMCO High Yield Portfolio[1]
ING PIMCO Total Return Bond Portfolio[1]
ING Pioneer Fund Portfolio[1]
ING Pioneer Mid Cap Value Portfolio[1]
ING T. Rowe Price Capital Appreciation Portfolio[1]
ING T. Rowe Price Equity Income Portfolio[1] ING T. Rowe Price International Stock Portfolio
ING Templeton Global Growth Portfolio[1]
ING U.S. Stock Index Portfolio[1]

ING MAYFLOWER TRUST
ING International Value Fund

ING MUTUAL FUNDS
ING Emerging Countries Fund
ING Emerging Markets Equity Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund ING International Core Fund ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING Russia Fund

ING PARTNERS, INC.
ING American Century Small-Mid Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis New York Venture Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Mid Cap Portfolio ING Global Bond Portfolio ING Invesco Van Kampen Comstock Portfolio ING Invesco Van Kampen Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Oppenheimer Global Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio
ING Thornburg Value Portfolio
ING UBS U.S. Large Cap Equity Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST
ING SPorts Core Fixed Income Fund

ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Portfolio - Series 7
ING GET U.S. Core Portfolio - Series 8
ING GET U.S. Core Portfolio - Series 9
ING GET U.S. Core Portfolio – Series 10
ING GET U.S. Core Portfolio – Series 11
ING GET U.S. Core Portfolio – Series 12
ING GET U.S. Core Portfolio – Series 13
ING GET U.S. Core Portfolio – Series 14

ING VARIABLE PRODUCTS TRUST
ING International Value Portfolio
ING MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio

ING BALANCED PORTFOLIO, INC.
ING Balanced Portfolio

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

1 Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

2

(h)(7)(C)(i)

ING SERIES FUND, INC.
ING Alternative Beta Fund
ING Core Equity Research Fund
ING Corporate Leaders 100 Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Money Market Fund
ING Small Company Fund
ING Tactical Asset Allocation Fund

ING VARIABLE FUNDS
ING Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.
ING Australia Index Portfolio ING BlackRock Science and Technology Opportunities Portfolio
ING Emerging Markets Index Portfolio
ING Euro STOXX 50® Index Portfolio
ING FTSE 100 Index® Portfolio
ING Hang Seng Index Portfolio
ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING Index Plus SmallCap Portfolio
ING International Index Portfolio
ING Japan TOPIX Index® Portfolio
ING RussellTM Large Cap Growth Index Portfolio
ING RussellTM Large Cap Index Portfolio
ING RussellTM Large Cap Value Index Portfolio
ING RussellTM Mid Cap Growth Index Portfolio
ING RussellTM Mid Cap Index Portfolio
ING RussellTM Small Cap Index Portfolio
ING Small Company Portfolio
ING U.S. Bond Index Portfolio
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

1 Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

3